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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2005

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


Nevada                                000-21846            13-3632859
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (858) 459-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 Entry into a Material Definitive Agreement

         On November 2, 2005 (the "Closing Date"), Aethlon Medical, Inc. (the "Company") entered into two 10% Series A Convertible Promissory Notes for an aggregate $705,000 (individually, a "Promissory Note" and collectively, the "Promissory Notes") with Allan S. Bird and Ellen R. Weiner Family Revocable Trust (individually, a "Holder" and collectively the "Holders"), each qualified as an "accredited investor" as that term is defined in the Securities Act of 1933, as amended (the "Act"). The Promissory Notes formalized a series of prior cash investments by the Holders which, at the time such investments were made, the conversion prices represented an average discount of 13.15% to the market price of the Company's common stock. An associated Registration Rights Agreement between the Company and the Holders, dated November 2, 2005 (the "Registration Rights Agreement") provides for the issuance of up to $1,000,000 under this financing. There are no material relationships between the Company, the investors or their respective affiliates.

         The Promissory Notes bear an interest rate of 10 percent (10%) per annum on the unpaid principal balance and mature on January 2, 2007 (the "Maturity Date"). The Notes are convertible into shares of restricted common stock at any time at the election of the Holders at a conversion price equal to an individually negotiated amount per share for any conversion occurring on or prior to the Maturity Date (the "Conversion Price"). At any time prior to the Maturity Date, the Company has the right to prepay the Promissory Notes, in whole or in part, on ten (10) days' advance note to the Holders. Additionally, upon conversion the Promissory Notes, the Company will issue to the Holders three-year warrants to purchase the same number of shares of common stock into which each Promissory Note is converted at an exercise price equal to the Conversion Price per share (each a "Warrant" and collectively, the "Warrants"). A Holder shall not be entitled to convert the Promissory Note or exercise the Warrant if upon giving effect to such conversion or exercise, would cause the Holder's ownership to exceed 9.9% of the outstanding shares of common stock.

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         The securities issued in the private placement have not been registered under the Act, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Pursuant to the Registration Rights Agreement, in the form attached hereto as Exhibit 10.1, the Company is required to file a registration statement on Form SB-2 the later of November 30, 2005 or 30 days after the date the Company completes an additional financing of at least $1.0 million but in no event later than December 31, 2005 for the purposes of registering the resale of the shares of common stock issuable upon conversion of the Promissory Notes and exercise of the Warrants. The Copies of the Agreement, the Promissory Notes, the Registration Right Agreements and the form of Warrant are filed as exhibits to this current report on Form 8-K.

         These transactions were in reliance upon the exemption from registration set forth in Section 4(2) of the Act. The shares were issued to accredited investors. The following conditions were all met with respect to these transactions: (1) the Company did not advertise these issuance in any public medium or forum, (2) the Company did not solicit any investors with respect to these issuances, (3) the Company did not publicize any portion of the purchase or sale of the securities issued, (4) none of the shares issued were offered in conjunction with any public offering, (5) neither the Company nor the investor paid any fees to any finder or broker-dealer in conjunction with this issuance.

         This announcement is not an offer to sell securities of Aethlon Medical, Inc. and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

ITEM 2.03 Creation of a Direct Financial Obligation of a Registrant

         The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities

         The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

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ITEM 9.01         Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information Not applicable.

         (c)      Exhibits

                  Exh. No. Description
                  -------- ------------

                  4.1 10% Convertible Promissory Note by and between Aethlon Medical, Inc. and Allan S. Bird dated November 2, 2005

                  4.2 Convertible Promissory Note by and between Aethlon Medical, Inc. and Ellen R. Weiner Family Revocable Trust dated November 2, 2005

                  4.3      Form of Warrant

                  10.1     Form of Registration Rights Agreement



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2005                              AETHLON MEDICAL, INC.

                                                     By: /s/ James A. Joyce
                                                         ----------------------
                                                     James A. Joyce
                                                     Chief Executive Officer

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                         EXHIBITS FILED WITH THIS REPORT

         Exh. No. Description
         -------- ------------

         4.1 10% Convertible Promissory Note by and between Aethlon Medical, Inc. and Allan S. Bird dated November 2, 2005

         4.2 Convertible Promissory Note by and between Aethlon Medical, Inc. and Ellen R. Weiner Family Revocable Trust dated November 2, 2005

         4.3      Form of Warrant

         10.1     Form of Registration Rights Agreement


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